Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of September 3, 2021 by and among Document Security Systems, Inc., a New York Corporation, (the “Company”), and Alset EHome International, Inc. (the “Subscriber”).

RECITALS

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated under the Securities Act;

WHEREAS, the Company has authorized a new issuance of shares of common stock, par value $0.02, of the Company (the “Common Stock”);

WHEREAS, the Subscriber wishes to purchase, and the Company wishes to sell, the Common Stock for a purchase price of $1.234 per share or an aggregate of $15,000,000 on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Subscriber hereby agree as follows:

1.	PURCHASE AND SALE OF COMMON STOCK.

1.1       SUBSCRIPTION. Subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to Subscriber, and Subscriber hereby agrees to purchase at the Closing referred to below, 12,155,591 shares of Common Stock (the “Shares”) for a purchase price of $1.234 per share1 or an aggregate $15,000,000.00 (the “Subscription Price”).

1.2       PAYMENT FOR COMMON STOCK. Subscriber agrees that the Subscription Price to the Company for the Shares is to be made upon submission by check or by wire transfer to an account designated by the Company. Such funds will be returned promptly, without interest or offset if Purchaser’s subscription is not accepted by the Company for any reason or no reason.

1.3       CLOSING. The sale and purchase of the Shares under this Subscription Agreement shall be made pursuant to a closing at which the Company will deliver to Subscriber certificates representing the Common Stock, or in book entry form in lieu of certificates, against payment of the Subscription Price therefor (the “Closing” and the date thereof, the “Closing Date”). The parties agree that the delivery of this Agreement and any other documents at the Closing may be completed by means of an exchange of facsimile signatures with original copies to follow by mail or courier service:

(a)	Closing Deliveries.

(i)	At or prior to the Closing, Subscriber shall deliver to the Company

(A)	a duly executed copy of this Agreement together with the duly executed Investor Questionnaire in the form attached hereto as Exhibit A, completed to the satisfaction of the Company;

(B)	the Subscription Amount in the manner prescribed by Section 1.2 hereto; and

(ii)	At or prior to the Closing, the Company shall deliver to Subscriber:

(A)	a duly executed Officer’s Certificate certifying (A) the Company has performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the closing under this Agreement, and (B) the representations and warranties of the Company set forth in Section 2.1 herein were true and correct in all material respects as of the date of this Agreement and are true and correct in all material respects as of the applicable Closing; and

1 Price per share of Common Stock will be at least the “greater of book or market value market price” (i.e. above market), in accordance with NYSE American Sec 713(a).

(B)	a duly executed Secretary’s Certificate certifying (A) the resolutions of the Company’s Board of Directors approving: (i) this Agreement, the issuance of the Shares and each of the other agreements and documents entered into or delivered by the parties hereto in connection with the transactions contemplated hereby or thereby (the “Transaction Documents”) and (ii) the consummation of the transactions contemplated hereby and thereby.

2.	REPRESENTATIONS AND WARRANTIES.

2.1       REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to Subscriber, except as and to the extent set forth in the publicly available reports, schedules, forms, statements and other documents filed by the Company with the Securities Exchange Commission (the “SEC”), since the fiscal quarter ended June 30, 2021 and before the trading day immediately prior to the date hereof (the “SEC Reports”), to the extent the relevance of the disclosure is reasonably apparent, as follows, in each case as of the date hereof to the best of the Company’s knowledge:

(a)       Authorization. The Company has all corporate right, power and authority to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the: (i) authorization execution, delivery and performance of the Transaction Documents by the Company; and (ii) authorization, sale, issuance and delivery of the Shares as contemplated hereby and the performance of the Company’s obligations under the Transaction Documents. The issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this transaction contemplated hereby. The Company is not in default of any other obligations, including any promissory notes or debentures.

(b)       Enforceability. Assuming this Agreement and each other Transaction Document has been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Company, each Transaction Document to which the Company is a party has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

(c)       No Violations. The execution, delivery and performance of this Agreement, the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation of the Company or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company by which any property or asset of the Company is bound or affected.

(d)       Litigation.

(i) To the best knowledge of the Company, there are no legal or governmental proceedings against the Company pending or threatened (in writing) which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any other Transaction Documents or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

(ii) To the best knowledge of the Company, there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against the Company, which if adversely determined would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder or under any other Transaction Document to which the Company is a party. There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries that, if adversely determined, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries (taken as a whole). There are no outstanding orders, writs, judgments, decrees, injunctions or settlements that would reasonably be expected to have a material adverse effect on the Company and its subsidiaries (taken as a whole).

(e)       Title to Assets. The Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent; (ii) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (iii) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

(f)       Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the SEC Reports and, and all of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth in the SEC Reports, as defined below, there are no (i) outstanding subscriptions, warrants, options, calls, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, conversion rights, exchange rights, or commitments or rights of any character relating to or entitling any Person to purchase or otherwise acquire any equity securities of the Company or requiring the Company to issue or sell any equity securities, (ii) obligations or securities convertible into or exchangeable for shares of any equity securities of the Company or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities, (iii) statutory preemptive rights or preemptive rights granted under the organizational documents of the Company, or (iv) stock appreciation rights, phantom stock, profit participation, or other similar rights with respect to the Company. There are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the purchase, sale, transfer or voting of the outstanding shares of equity securities of the Company. There are no commitments under which the Company is obligated to repurchase, redeem, retire or otherwise acquire any equity securities of the Company.

(g)       Financial Statements. The consolidated financial statements of the Company and its subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the SEC Reports present fairly in all material respects the financial position of such entities at the dates indicated and the statement of operations, stockholders’ equity and cash flows of, or such other permitted financial statements for, such entities for the periods specified, and related schedules and notes thereto, and the unaudited financial information filed with the SEC as part of the SEC Reports, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, except in the case of unaudited financials which are subject to normal year-end adjustments and do not contain certain footnotes. Any pro forma financial statements and the related notes thereto included in the SEC Reports present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the SEC’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and subject to such rules and guidelines, the Company believes the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the SEC Reports under the Securities Act or the rules promulgated thereunder.

(h)       Investment Company. The Company is not, and will not become, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(i)       No Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the securities being offered hereby.

(j)       Blue Sky. The Company agrees to file a Form D with respect to the sale of the securities offered hereby under Regulation D of the rules and regulations promulgated under the Securities Act. The Company shall take such action as the Company shall reasonably determine is necessary to qualify the securities for sale to the Subscriber pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification).

(k)       Non-Contravention. The execution and delivery of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, does not (i) result in a violation of either the Certificate of Incorporation or By-laws of the Company, or (ii) constitute a default under (or an event which with notice or lapse of time or both could become a default) or give to others any rights of termination, amendment or cancellation of, any material agreement, indenture or instrument to which the Company is a party unless the same shall have been waived or consented to by the other party, or result in a violation of any law, rule, regulation, order, judgment or decree (foreign or domestic and including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected other than any of the foregoing which would not have a Material Adverse Effect (as hereinafter defined).

(l)       SEC Reports; Undisclosed Developments. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable law at the time this representation is made or deemed made that has not been publicly disclosed at least two trading days prior to the date that this representation is made.

(m)       Absence of Certain Changes. Subsequent to the respective dates as of which information is given in the most recently filed periodic report under the Exchange Act: (i) there has not been any event which would reasonably be expected to result in a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations or business affairs of the Company and its subsidiaries considered as a whole; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to materially affect the financial results or financial condition of the Company or any of its subsidiaries. Since the date of the latest balance sheet included in the SEC Reports, neither the Company nor any of its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

2.2       SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall survive the Closing for a period of 12 months and shall be fully enforceable at law or in equity against the Company and the Company’s successors and assigns.

2.3       DISCLAIMER. It is specifically understood and agreed by the Subscriber that the Company has not made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated profits or losses of the Company, except as otherwise provided with this Agreement.

2.4       REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER. Subscriber represents and warrants to the Company, as of the date hereof, as follows:

(a)       Subscriber is acquiring the Shares for Subscriber’s own account, as principal, for investment purposes only and not with any intention to resell, distribute or otherwise dispose of the Shares.

(b)       Subscriber has had an unrestricted opportunity to: (i) obtain information concerning the Shares, the Company and its proposed and existing business and assets; and (ii) ask questions of, and receive answers from the Company concerning information as may have been necessary to verify the accuracy of the information contained in this Agreement or otherwise provided. Subscriber acknowledges receipt of copies of the SEC Reports (or access thereto via EDGAR). Neither such inquiries nor any other due diligence investigation conducted by such Subscriber shall modify, limit or otherwise affect such Subscriber’s right to rely on the Company’s representations and warranties contained in this Agreement.

(c)       Subscriber is an Accredited Investor, within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company, and all information that Subscriber has provided concerning Subscriber, Subscriber’s financial position and knowledge of financial and business matters is true, correct and complete. Subscriber acknowledges and understands that the Company will rely on the information provided by Subscriber in this Agreement and in the Subscriber Questionnaire annexed hereto as Exhibit B for purposes of complying with federal and applicable state securities laws.

(d)       Subscriber has not dealt with a placement in connection with the purchase of the securities offered hereunder and agrees to indemnify and hold the Company and its officers and directors harmless from any claims for placement agent or similar fees in connection with the transactions contemplated herein.

(e)       Subscriber is not relying on the Company or any of the Company’s management, officers, employees, agents, consultants or the Company’s legal counsel with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the Shares. The Subscriber has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of the Common Stock, Subscriber’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

(f)       Subscriber understands that the Shares cannot be sold, assigned, transferred, exchanged, hypothecated or pledged, or otherwise disposed of or encumbered except in accordance with the Securities Act or Exchange Act, and that a market may never exist for the resale of any such securities. In addition, Subscriber understands that the Shares, have not been registered under the Securities Act, or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and cannot be resold unless they are so registered or unless an exemption from registration is available. Subscriber understands that there is no current plan to register the Shares.

(g)       Subscriber is willing and able to bear the economic and other risks of an investment in the Company for an indefinite period of time. Subscriber has read and understands the provisions of this Agreement.

(h)       Subscriber maintains Subscriber’s domicile and is not merely a transient or temporary resident at the residence address shown on the signature page of this Agreement.

(i)       Subscriber is not participating in the transaction contemplated hereby as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or (iii) any registration statement the Company may have filed with the SEC.

(j)       Subscriber is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. Subscriber has all requisite power and authority to own its properties, to carry on its business as presently conducted, to enter into and perform the Subscription and the agreements, documents and instruments executed, delivered and/or contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby. Subscription Documents are valid and binding obligations of Subscriber, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, which affect enforcement of creditors’ rights generally. If applicable, the execution, delivery and performance of the Subscription Documents to which it is a party have been duly authorized by all necessary action of Subscriber. The execution, delivery and performance of the Subscription Documents and the performance of any transactions contemplated by the Subscription Documents will not: (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which Subscriber is a party or by which it or its assets are bound, or any provision of its organizational documents (if an entity), or cause the creation of any lien or encumbrance upon any of the assets of Subscriber; (ii) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to Subscriber; (iii) require from Subscriber any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party other than pursuant to federal or state securities or blue sky laws; or (iv) accelerate any obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which Subscriber is a party or by which it is bound.

(k)       Subscriber acknowledges and agrees that the Company intends to raise additional funds, which may be on different terms than the terms of this Agreement to operate its business and that it will likely suffer dilution as a result thereof.

(l)       Subscriber acknowledges and agrees that the Company will have broad discretion with respect to the use of the proceeds from the purchase of the Shares, and investors will be relying on the judgment of management regarding the application of these proceeds.

(m)       At the time Subscriber was offered the Shares, it was, and at the date hereof it is, and Subscriber will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Subscriber hereby represents that neither Subscriber nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

(n)       Subscriber understands the various risks of an investment in the Company, and has carefully reviewed the various risk factors described in the Company’s filings with the SEC.

3.	MISCELLANEOUS.

3.1	INDEMNIFICATION.

(a)       Subscriber will indemnify and hold harmless the Company and its respective officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Company Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Company Claims (or actions or proceedings, whether commenced or threatened, in respect thereof): (i) arise out of or are based upon any untrue statement or untrue statement of a material fact made by Subscriber and contained in this Agreement; or (ii) arise out of or are based upon any material breach by the Subscriber of any material representation, warranty, or agreement made by Subscriber contained herein; provided, however, and notwithstanding anything to the contrary, in no event shall the liability of Subscriber pursuant to this Section 4.1 exceed the Subscription Price that Subscriber pays pursuant to this Agreement.

3.2       The Company will indemnify and hold harmless Subscriber and Subscriber’s officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls Subscriber within the meaning of the Securities Act against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Subscriber Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Subscriber Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the shares of Common Stock under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (ii) any untrue statement or alleged untrue statement of a material fact made by the Company in this Agreement; (iii) any breach by the Company of any representation, warranty, or agreement made by it contained herein; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with the transactions contemplated hereby; and will reimburse such Subscriber or other indemnified person, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Subscriber or other indemnified party or any such controlling person to the Company.

3.3       ADDRESSES AND NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via e-mail transmission prior to 5:00 P.M., New York City time, on a trading day, (b) the next trading day after the date of transmission, if such notice or communication is delivered via e-mail transmission on a day that is not a trading day or later than 5:00 P.M., New York City time, on any trading day, (c) the trading day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address and e-mail address for such notices and communications shall be as follows:

If to the Company to:	Document Security Systems, Inc. 6 Framark Drive Victor, New York 14564 Attention: Frank Heuszel Telephone: (585) 325-3610 Email: fheuszel@dsssecure.com

With copies to:	Sichenzia Ross Ference LLP 1185 Avenue of the Americas, 31st Floor New York, New York 10036 Attention: Darrin M. Ocasio Facsimile No.: (212) 930-9725 Sichenzia Email: DMOcasio@SRF.LAW

If to the Subscriber:	Alset EHome International Inc. 4800 Montgomery Lane Suite 210 Bethesda, Maryland 20814 Attention: Tung Moe Chan Telephone: (301) 971-3955 / (301) 971-3940 Email: contact@alsetehomeintl.com

Any such person may by notice given in accordance with this Section 4.3 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

3.4       TITLES AND CAPTIONS. TITLES AND CAPTIONS. All Article and Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

3.5       ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned.

3.6       PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

3.7       FURTHER ACTION. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

3.8       APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to its conflict of law rules.

3.9       BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

3.10       INTEGRATION. This Agreement, together with the remainder of the Subscription Documents of which this Agreement forms a part, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto, including without limitation, the Prior Agreement. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

3.11       AMENDMENT. Neither this Agreement nor any term or provision hereof may be amended, modified, waived or supplemented orally, but only by a written consent executed by the parties hereto.

3.12       CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party.

3.13       WAIVER. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

3.14       RIGHTS AND REMEDIES. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

3.15       COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

SIGNATURES ON THE FOLLOWING PAGES

As of the date first written above, Subscriber hereby elects to purchase the Shares in an aggregate subscription amount of $15,000,000 and executes the Subscription Agreement.

Signature of Subscriber:

/s/ Tung Moe Chan		Alset EHome International Inc.
Name:	Tung Moe Chan	Print Name of Subscriber
Title (if entity):	Co-Chief Executive Officer
SSN or EIN	83-1079861

Mailing Address of Subscriber:		Residence of Subscriber
(if different from Mailing Address)
Alset EHome International Inc.
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814

E-mail Address: contact@alsetehomeintl.com48

If Joint Ownership, check one:

[  ] Joint Tenants with Right of Survivorship

[  ] Tenants-in-Common

[  ] Tenants by the Entirety

[  ] Community Property

[  ] Other (specify):

Joint Owner (if applicable):

Name:

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

FOREGOING SUBSCRIPTION ACCEPTED:

DOCUMENT SECURITY SYSTEMS, INC.

By:	/s/ Frank D. Heuszel
Name:	Frank D. Heuszel
Title:	Chief Executive Officer

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

EXHIBIT A

DOCUMENT SECURITY SYSTEMS, INC.

SUBSCRIBER QUESTIONNAIRE

Document Security Systems, Inc.

6 Framark Drive
Victor, New York 14564

The information contained herein is being furnished to Document Security Systems, Inc. (the “Company”) in order for the Company to determine whether the undersigned’s subscription for Common Stock (the “Common Stock”) therein may be accepted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder (“Regulation D”). The undersigned understands that (i) the Company will rely upon the following information for purposes of complying with Federal and applicable state securities laws, (ii) none of the Common Stock will be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D, and (iii) this questionnaire is not an offer to sell nor the solicitation of an offer to buy any Common Stock or any other securities, to the undersigned.

The following representations and information are furnished herewith:

1.       QUALIFICATION AS AN ACCREDITED INVESTOR. Please check the categories applicable to you indicating the basis upon which you qualify as an Accredited Investor for purposes of the Securities Act and Regulation D thereunder.

[ ]	Individual with Net Worth In Excess of $1,000,000. A natural person (not an entity) whose net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000. (Explanation: In calculating your net worth, you must exclude the value of your primary residence. This means you must exclude both the equity in your primary residence and any mortgage or other debt secured by your primary residence up to the fair market value of your primary residence; provided, however, that any indebtedness secured by your primary residence that (i) you have incurred in the 60 day period prior to the date of your subscription to the Company or (ii) is in excess of the fair market value of your primary residence should be considered a liability and deducted from your aggregate net worth. In calculating your net worth, you may include your equity in personal property and real estate (excluding your primary residence), cash, short-term investments, stock and securities. Your inclusion of equity in personal property and real estate (excluding your primary residence) should be based on the fair market value of such property less debt secured by such property.)

[ ]	Individual with a $200,000 Individual Annual Income. A natural person (not an entity) who had an individual income of more than $200,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

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[ ]	Individual with a $300,000 Joint Annual Income. A natural person (not an entity) who had joint income with his or her spouse in excess of $300,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

[X]	Corporations or Partnerships. A corporation, partnership, or similar entity that has in excess of $5,000,000 of assets and was not formed for the specific purpose of acquiring Common Stock of the Company.

[ ]	Revocable Trust. A trust that is revocable by its grantors and each of whose grantors is an accredited investor. (If this category is checked, please also check the additional category or categories under which the grantor qualifies as an accredited investor.)

[ ]	Irrevocable Trust. A trust (other than an ERISA plan) that (i) is not revocable by its grantors, (ii) has in excess of $5,000,000 of assets, (iii) was not formed for the specific purpose of acquiring Common Stock, and (iv) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Company.

[ ]	IRA or Similar Benefit Plan. An IRA, Keogh or similar benefit plan that covers a natural person who is an accredited investor. (If this category is checked, please also check the additional category or categories under which the natural person covered by the IRA or plan qualifies as an accredited investor.)

[ ]	Participant-Directed Employee Benefit Plan Account. A participant-directed employee benefit plan investing at the direction of, and for the account of, a participant who is an accredited investor. (If this category is checked, please also check the additional category or categories under which the participant qualifies as an accredited investor.)

[ ]	Other ERISA Plan. An employee benefit plan within the meaning of Title I of the ERISA Act other than a participant- directed plan with total assets in excess of $5,000,000 or for which investment decisions (including the decision to purchase an Interest) are made by a bank, registered investment adviser, savings and loan association, or insurance company.

[ ]	Government Benefit Plan. A plan established and maintained by a state, municipality, or any agency of a state or municipality, for the benefit of its employees, with total assets in excess of $5,000,000.

[ ]	Non-Profit Entity. An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of $5,000,000 (including endowment, annuity and life income funds), as shown by the organization’s most recent audited financial statements.

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[ ]	Other Institutional Investor (check one).

[ ]	A bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity);
[ ]	A savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act (whether acting for its own account or in a fiduciary capacity;
[ ]	A Placement Agent-dealer registered under the Securities Exchange Act of 1934, as amended; [ ] An insurance company, as defined in section 2(13) of the Securities Act;
[ ]	A “business development company,” as defined in Section 2(a)(48) of the Investment Company Act;
[ ]	A small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or
[ ]	A “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

[ ]	Executive Officer or Director. A natural person who is an executive officer, director or managing member of the Company.

[ ]	Entity Owned Entirely By Accredited Investors. A corporation, partnership, private investment company or similar entity each of whose equity owners is an accredited investor. (If this category is checked, please also check the additional category or categories under which each equity owner qualifies as an accredited investor.)

[ ]	I do not qualify for any of the above.

2.       REPRESENTATIONS AND WARRANTIES BY LIMITED LIABILITY COMPANIES, CORPORATIONS, PARTNERSHIPS, TRUSTS AND ESTATES. If the Subscriber is a corporation, partnership, limited liability company or trust, the Subscriber and each person signing on behalf of Subscriber certifies that the following responses are accurate and complete:

Was the undersigned organized or reorganized for the specific purpose, or for the purpose among other purposes, of acquiring interests in the Company?

Yes           [  ]           No           [X]

Will the Subscriber, at any time, invest more than 40% of Subscriber’s assets in the Company?

Yes           [  ]           No           [X]

Under the Subscribing entity’s governing documents and in practice, are the Subscribing entity’s investment decisions based on the investment objectives of the Subscribing entity and its owners generally and not on the particular investment objectives of any one or more of its individual owners?

Yes           [X]           No           [  ]

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Does any individual shareholder, partner or member or group of shareholders, partners or members of the undersigned have the right to elect whether or not to participate in the investment of the Subscribing entity in the Company or to determine the level of participation of such partner or group therein?

Yes           [  ]           No           [X]

Is the Subscribing entity authorized and qualified to become a holder of common stock of the Company and does the Subscribing entity and the undersigned hereto further represent and warrant that such signatory has been duly authorized by the Subscribing entity to execute the Subscription Documents?

Yes           [X]           No           [  ]

Is the undersigned a private investment company which is not registered under the Investment Company Act, as amended, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

Yes           [  ]           No           [X]

3.       TAXPAYER ID NUMBER; NO BACKUP WITHHOLDING; NOT A FOREIGN PERSON OR ENTITY. If Subscriber is a “non-U.S. person or entity,” allocations of Company income may be subject to withholding and taxation under the Internal Revenue Code, as amended (“Code”). Subscriber acknowledges that it may be required to file U.S. income tax returns. If the Subscriber is a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the regulations thereunder), please contact the Company. The Subscriber understands that the information contained in this item may be disclosed to the Internal Revenue Service by the Company and that any false statement contained in this item could be punished by fine, imprisonment or both.

Subscriber certifies that the taxpayer identification number being supplied herewith by Subscriber is Subscriber’s correct taxpayer identification number and that Subscriber is not subject to backup withholding under Section 3406 of the Code and the regulations thereunder?

Yes           [X]           No           [  ]

Subscriber certifies that Subscriber is not a “Non-U.S. person” or, if an entity, that Subscribing entity is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined the Code and the regulations thereunder.

Yes           [X]           No           [  ]

If Subscriber’s non-foreign status changes or if any other information in this item changes, Subscriber agrees to notify the Company within 30 days thereafter.

Yes           [X]           No           [  ]

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To the best of my information and belief, the above information supplied by me is true and correct in all respects.

Alset EHome International Inc.

By:	/s/ Tung Moe Chan
Name:	Tung Moe Chan
Title:	Co-Chief Executive Officer
Date:	September 3, 2021

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